                                                                                                  Exhibit 99.3


                                                                                                  [Exelon Logo]




                                             Exelon New England Plants


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              Station                    Status      Capacity       Fuel       Heat Rate     2003 Projected
                                                       (MWs)                   (Btu/kWh)     Capacity Factor
===============================================================================================================

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ForeRiver  (Base-load)                Construction                 Gas/Oil           6,850       > 50%
                                                            807
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Mystic 9  (Base-load)                 Construction                   Gas             6,850       > 70%
                                                            807
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Total Merchant Under Constr.                              1,614
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Framingham 1 (Peaking)                 Operating                     Oil            13,500        < 5%
                                                             13
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Framingham 2 (Peaking)                 Operating                     Oil            13,500        < 5%
                                                             11
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Framingham 3 (Peaking)                 Operating                     Oil            13,500        < 5%
                                                             13
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Mystic 4 (Intermediate)                Operating                     Oil             9,900        < 5%
                                                            135
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Mystic 5 (Intermediate)                Operating                     Oil            10,200        < 5%
                                                            130
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Mystic 6 (Intermediate)                Operating                     Oil            10,300        < 5%
                                                            138
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Mystic 7 (Intermediate)                Operating                   Gas/Oil          10,400       30-40%
                                                            592
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Mystic 8  (Base-load)                  Operating                     Gas             6,850        > 70%
                                                            807
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Mystic CT (Peaking)                    Operating                     Oil            13,500        < 5%
                                                             12
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New Boston 1 (Peaking)                 Operating                   Gas/Oil             N/A
                                                            380
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New Boston 3 (Peaking)                 Operating                     Oil               N/A
                                                             20
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West Medway 1 (Peaking)                Operating                   Gas/Oil          13,500        < 5%
                                                             55
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West Medway 2 (Peaking)                Operating                   Gas/Oil          13,500        < 5%
                                                             55
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West Medway 3 (Peaking)                Operating                   Gas/Oil          13,500        < 5%
                                                             55
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Wyman 4 (Peaking)                      Operating                     Oil            10,400        < 5%
                                                             36
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Total Merchant in Operation
                                                          2,452
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                                       Total MWs          4,066

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                                                                                                5/31/03